UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 1, 2008

HALCYON JETS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-137920	20-3547389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

336 West 37th Street, Suite 800 New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 616-5387

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 1, 2008, the Board of Directors of the Registrant appointed Gregory D. Cohen as a Member of the Board of Directors to serve until the next annual meeting of the Stockholders of the Registrant or until his successors duly elected and qualified. Mr. Cohen has not been appointed to any committees of the Board of Directors at this time. There is no arrangement or understanding between Mr. Cohen and any other person pursuant to which Mr. Cohen was selected as a Director. Mr. Cohen was the founding shareholder of Halcyon Jets, Inc., which became a wholly owned subsidiary of the registrant on August 17, 2007. Mr. Cohen currently owns, directly or indirectly, 2,045,000 shares of the common stock of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 7, 2008	HALCYON JETS HOLDINGS, INC.

	By:	/s/ Jonathan Gilbert
Jonathan Gilbert
Chief Executive Officer